UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2018

XO Group Inc.

  (Exact name of Registrant as Specified in its Charter)

Delaware	001-35217	13-3895178
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File No.)	Identification No.)

195 Broadway, 25th Floor New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

(212) 219-8555

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

The following disclosures supplement the disclosures contained in the definitive proxy statement on Schedule 14A, dated November 13, 2018 (the “Proxy Statement”), which was filed by XO Group Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) and mailed on or about November 13, 2018 to Company stockholders of record as of the close of business on November 12, 2018 in connection with the previously announced proposed acquisition of the Company by affiliates of investment funds advised by the private equity firms Permira Advisers LLC and Spectrum Equity.

The following disclosures should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that information set forth herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. All page references are to pages in the Proxy Statement, and any defined terms used but not defined herein shall have the meanings set forth in the Proxy Statement.

Supplemental Disclosures in Connection with Stockholder Litigation in Connection with the Merger

As described in the Proxy Statement under the heading “Litigation Related to the Merger,” on November 6, 2018, a purported XO Group stockholder commenced a putative class action lawsuit, captioned Levy v. Steib et al., No. 614999/2018 (N.Y. Sup. Ct. Nov. 6, 2018) (the “Levy Action”), in the Supreme Court of the State of New York. The complaint names XO Group and the members of XO Group’s board of directors as defendants. The complaint alleges, among other things, that the directors of the company breached fiduciary duties owed to the company’s public stockholders in approving the proposed merger, including by allegedly omitting material information from the Proxy Statement. Plaintiff seeks, among other things, an order requiring the disclosure of additional information in XO Group’s proxy materials, damages, and an award of attorneys’ fees. On November 19, 2018, plaintiff petitioned the Court for an Order to Show Cause setting a briefing schedule and argument on his request to enjoin XO Group from closing its December 18, 2018 stockholder meeting until additional disclosure is made by XO Group. On November 26, 2018, the Court set a schedule permitting defendants to submit an opposition brief by December 13, 2018 and scheduling argument on plaintiff’s request for December 14, 2018.

On November 21, 2018, a purported XO Group stockholder commenced a putative class action lawsuit, captioned Scarantino v. XO Group, Inc. et al., Case No. 1:18-cv-01814 (D. Del.) (the “Scarantino Action”), in the United States District Court for the District of Delaware. The complaint names XO Group and the members of XO Group’s board of directors as defendants. The complaint alleges, among other things, that in connection with the proposed merger, the defendants provided or supervised the providing of allegedly misleading and incomplete disclosures in the Proxy Statement. The complaint seeks to recover under Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) for the alleged misstatements and omissions. The complaint seeks declaratory and injunctive relief (including enjoining defendants from proceeding with the XO stockholder vote on the proposed merger or, if the proposed merger has already been implemented, rescinding the transaction and awarding rescissory damages), an order directing defendants to file additional disclosures, and an award of attorneys’ and experts’ fees.

On November 21, 2018, a purported XO Group stockholder commenced a putative class action lawsuit, captioned Driscoll v. XO Group, Inc. et al., Case No. 1:18-cv-10909 (S.D.N.Y.) (the “Driscoll Action,” and collectively with the Levy Action and Scarantino Action, the “Actions”), in the United States District Court for the Southern District of New York. The complaint names XO Group and the members of XO Group’s board of directors as defendants. The complaint alleges, among other things, that in connection with the proposed merger, the defendants provided or supervised the providing of allegedly misleading and incomplete disclosures in the Proxy Statement. The complaint seeks to recover under Sections 14(a) and 20(a) of the Exchange Act for the alleged misstatements and omissions. The complaint seeks declaratory and injunctive relief (including enjoining defendants from proceeding with the XO stockholder vote on the proposed merger or, if the proposed merger has already been implemented, rescinding the transaction and awarding rescissory damages), monetary damages, and an award of attorneys’ and experts’ fees.

On December 7, 2018, XO Group reached agreement with plaintiffs to resolve the Actions. In connection with the resolution of the Actions, XO Group has agreed to make the following amended and supplemental disclosures (the “Amended and Supplemental Disclosures”) to the Proxy Statement. The Amended and Supplemental Disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement. Plaintiffs have agreed that, following the filing of this Current Report on Form 8-K (this “Report”), they will dismiss the Actions in their entirety, with prejudice as to the named plaintiffs only and without prejudice to all other members of the putative class.

The resolution of the Actions will not affect the timing of the special meeting of XO Group shareholders, which is scheduled to be held on December 18, 2018, or the amount of the consideration to be paid to XO Group shareholders in connection with the proposed merger. The resolution of the Actions is not, and should not be construed as, an admission of wrongdoing or liability by any defendant. Likewise, defendants do not believe that any further disclosure regarding the proposed merger is required under applicable laws other than that which has already been provided in the Proxy Statement. Furthermore, nothing in this Report or the resolution of the Action shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth in this Report. However, to avoid the risk of the Actions delaying or adversely affecting the proposed merger, to minimize the substantial expense, burden, distraction and inconvenience of continued litigation and to resolve plaintiffs’ claims asserted in the Actions, XO Group has agreed to make these amended and supplemental disclosures to the Proxy Statement.

Supplements to the Proxy Statement

The first full paragraph on page 35 of the Proxy Statement is hereby amended and restated as follows:

On August 20, 2018, a representative of Permira met the Company’s chief executive officer, Michael Steib, for dinner and discussed matters concerning the potential transaction. During dinner, this representative informally queried Mr. Steib whether, for purposes of ensuring the successful integration and value of the two companies, he would be open to considering remaining as a possible co-CEO at the combined company. Mr. Steib asked a few exploratory questions generally about the nature of the potential co-CEO role and Permira’s typical operational relationship with management teams, but declined to engage in any negotiation of any such arrangement (including any discussion of compensation, equity incentive terms, or other potential benefits) and subsequently reported the discussion to Mr. Zeisser, including the query regarding openness to a possible co-CEO role, consistent with the board’s prior instructions, and with the full board to be updated at its next meeting.

The third full paragraph on page 35 of the Proxy Statement is hereby amended and restated as follows:

On August 30, 2018, Mr. Steib and the CEO of WeddingWire, Timothy Chi, met to discuss the Permira Group’s due diligence requests and integration matters. As part of the integration discussion, Mr. Chi and Mr. Steib had a limited, exploratory discussion regarding the possibility of a co-CEO arrangement post-transaction, including the feasibility of such an arrangement, without negotiating the specifics of any such arrangements (including any discussion of compensation, equity incentive terms, or other potential benefits). Mr. Steib subsequently reported the discussion to Mr. Zeisser.

The third full paragraph on page 42 of the Proxy Statement, under the sub-heading “Certain XO Group Unaudited Prospective Financial Information,” is hereby amended and restated as follows:

In the ordinary course of its business, XO Group maintains non-public, unaudited financial forecasts projecting the future performance of its business for the next three fiscal years (the “Ordinary Course Forecasts”). XO Group regularly updates the Ordinary Course Forecasts on a rolling basis to reflect management’s current expectations regarding XO Group’s future prospects taking into account ongoing developments in its business. In the summer of 2018, XO Group’s financial advisor requested that XO Group extend the Ordinary Course Forecasts for several years beyond the rolling three-year period reflected in such forecasts for use by XO Group’s financial advisor in its financial analyses. In July 2018, XO Group’s management updated the Ordinary Course Forecasts and extended such forecasts for five additional fiscal years, yielding non-public, unaudited financial forecasts with respect to XO Group’s business, as a standalone company for the fiscal years ending December 31, 2018 through 2026, which were provided to the XO Group board of directors in connection with its July 24, 2018 meeting. In August 2018, in anticipation of potential due diligence meetings with members of the Permira Group, XO Group’s management further updated these financial forecasts in a non-material fashion to reflect recent developments in XO Group’s business (collectively referred to in this proxy statement as the “XO Group Forecasts”). The XO Group Forecasts thus reflected the most current iteration of XO Group’s Ordinary Course Forecasts as extended for five additional fiscal years. The XO Group Forecasts were provided to the XO Group board of directors to assist it in evaluating the merger and various strategic alternatives potentially available to the Company, including remaining a standalone company. The XO Group Forecasts were also provided to (i) XO Group’s financial advisor for its use and reliance in connection with its financial analyses and opinion as described in the section of this proxy statement entitled “The Merger — Opinion of XO Group’s Financial Advisor” and (ii) the members of the Permira Group in connection with their due diligence investigations of the Company and their consideration and evaluation of the merger.

The second sentence of the first paragraph on page 48 of the Proxy Statement, under the sub-heading “The Merger — Opinion of XO Group’s Financial Advisor”, is hereby amended and restated as follows:

No company, business or transaction reviewed is identical or directly comparable to the Company, its business or the merger nor were individual multiples observed for each of the selected companies or selected transactions independently determinative of the results of Allen & Company’s selected public companies or selected precedent transactions analyses. An evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed.

The first paragraph on page 49 of the Proxy Statement, under the sub-heading “Selected Public Companies Analysis”, is hereby amended and restated as follows and the list of selected companies immediately following such paragraph is hereby deleted:

Allen & Company reviewed publicly available financial and stock market information of the Company and 14 selected internet and technology companies, as noted below, that Allen & Company considered generally relevant for purposes of analysis, collectively referred to as the selected companies.

The first sentence of the last paragraph on page 49 of the Proxy Statement, under the sub-heading “Selected Public Companies Analysis”, is hereby amended and restated as follows:

The overall low to high calendar year 2018 and calendar year 2019 estimated adjusted EBITDA multiples observed for the selected companies were 9.7x to 40.4x (with a mean of 21.6x and a median of 20.6x) and 9.6x to 35.1x (with a mean of 18.9x and a median of 17.2x), respectively, as indicated below (multiples deemed not meaningful are designated below as “nm;” individual multiples are referenced below for informational purposes as Allen & Company focused on the overall observed multiples for purposes of this analysis):

Selected Companies	CY2018E Adjusted EBITDA	CY2019E Adjusted EBITDA
• ANGI Homeservices Inc.	40.4x	29.2x
• Carbonite, Inc.	13.7x	11.5x
• Care.com, Inc.	24.9x	20.7x
• Cars.com Inc.	11.5x	10.6x
• Endurance International Group Holdings, Inc.	9.7x	9.6x
• GoDaddy Inc.	21.3x	18.3x
• IAC/InterActiveCorp	26.4x	21.3x
• Match Group, Inc.	28.1x	23.4x
• Shutterstock, Inc.	15.1x	12.5x
• Stamps.com Inc.	17.6x	14.7x
• TripAdvisor, Inc.	17.5x	15.8x
• Wix.com Ltd.	nm	35.1x
• Yelp Inc.	20.6x	16.0x
• Zillow Group, Inc.	34.6x	26.6x

The first paragraph on page 50 of the Proxy Statement, under the sub-heading “Selected Precedent Transactions Analysis”, is hereby amended and restated as follows and the table immediately following such paragraph is hereby deleted:

Using publicly available information, Allen & Company reviewed financial information relating to 16 selected transactions, as noted below, involving target internet and technology companies that Allen & Company considered generally relevant for purposes of analysis, collectively referred to as the selected transactions.

The first sentence of the third paragraph on page 50 of the Proxy Statement, under the sub-heading “Selected Precedent Transactions Analysis”, is hereby amended and restated as follows:

The overall low to high latest 12 months adjusted EBITDA and next 12 months estimated adjusted EBITDA multiples observed for the selected transactions were 4.6x to 29.9x (with a mean of 16.3x and a median of 13.3x) and 4.9x to 27.0x (with a mean of 14.2x and a median of 11.1x), respectively, as indicated below (multiples deemed not meaningful are designated below as “nm” and information not publicly available is designated below as “na;” individual multiples are referenced below for informational purposes as Allen & Company focused on the overall observed multiples for purposes of this analysis):

Announced	Acquiror		Target		LTM Adjusted EBITDA	NTM Adjusted EBITDA
June 2018	•	Siris Capital Group, LLC	•	Web.com Group, Inc.	10.3x	10.2x
July 2017	•	Internet Brands	•	WebMD Health Corp.	11.9x	10.9x
July 2017	•	Red Ventures Holdco, LP	•	Bankrate, Inc.	11.9x	11.1x
May 2017	•	IAC/InterActiveCorp	•	Angie's List, Inc.	17.2x	15.5x
October 2016	•	Ziff Davis, LLC	•	Everyday Health, Inc.	10.7x	8.8x
August 2016	•	Randstad North America, Inc.	•	Monster Worldwide, Inc.	4.6x	4.9x
February 2016	•	Web.com Group, Inc.	•	Yodle, Inc.	nm	nm
November 2015	•	All Web Leads	•	InsuranceQuotes (insurance division of Bankrate, Inc.)	7.4x	6.7x
November 2015	•	Expedia, Inc.	•	HomeAway, Inc.	28.8x	24.1x
November 2015	•	Endurance International Group Holdings, Inc.	•	Constant Contact, Inc.	13.3x	10.8x
September 2014	•	News Corporation	•	Move, Inc.	nm	26.0x
August 2014	•	Gannett Co., Inc.	•	Cars.com/Classified Ventures LLC	28.6x	14.7x
July 2014	•	Zillow, Inc.	•	Trulia, Inc.	nm	nm
June 2014	•	The Priceline Group Inc.	•	OpenTable, Inc.	29.9x	27.0x
March 2014	•	CoStar Group, Inc.	•	Apartments.com (division of Classified Ventures LLC)	20.6x	na
July 2011	•	KKR & Co., Silver Lake Partners and Technology Crossover Ventures	•	GoDaddy Group Inc.	16.4x	14.1x

The third sentence on page 51 of the Proxy Statement, under the sub-heading “Discounted Cash Flow Analysis,” is hereby amended and restated as follows:

Terminal values for the Company were calculated by applying to the Company’s estimated adjusted EBITDA for the fiscal year ending December 31, 2026 a range of terminal value adjusted EBITDA multiples of 11.0x to 13.0x selected based on Allen & Company’s professional judgment and taking into account, among other things, observed implied calendar year 2018 estimated adjusted EBITDA multiples and growth profiles of the Company and the selected companies.

The fourth sentence on page 51 of the Proxy Statement, under the sub-heading “Discounted Cash Flow Analysis,” is hereby amended and restated as follows:

The cash flows and terminal values were then discounted to present value (as of June 30, 2018) using a selected range of discount rates of 11% to 13% derived from a weighted average cost of capital calculation.

The last paragraph beginning on page 54 of the Proxy Statement, under the sub-heading “Agreements with WeddingWire,” is hereby amended and restated as follows:

Pursuant to the retention term sheets, following the completion of the merger, Mr. Steib will serve as Co-Chief Executive Officer of WeddingWire and will serve on the board of directors of the parent entity of WeddingWire. As of December 6, 2018, there have been no discussions between Mr. Steib and the Permira Group regarding go-forward compensation in connection with the co-Chief Executive Officer arrangement, including equity incentive terms or other potential benefits. Each of Ms. Munson and Mr. Bascobert will hold “C-suite” positions and report to the Co-Chief Executive Officers of WeddingWire. In addition, each of Mr. Steib, Ms. Munson and Mr. Bascobert agreed to waive his or her right to resign for “good reason” (as defined under the executive officer’s applicable employment agreement and equity awards) due to certain changes to his or her duties, responsibilities, authorities and reporting relationships that are expected to occur in connection with the merger. In exchange for such waiver, each executive officer will continue to be entitled to his or her 2019 base salary, target annual bonus and 2019 annual retention equity grant, the amounts of which are as follows: (i) the 2019 base salaries are $566,500, $437,091 and $424,360 for Mr. Steib, Ms. Munson and Mr. Bascobert, respectively, (ii) the 2019 target annual bonus opportunities are $566,500, $262,254 and $254,616 for Mr. Steib, Ms. Munson and Mr. Bascobert, respectively and (iii) the estimated 2019 retention annual equity grants are described above under “ Interests of the Company’s Directors and Executive Officers in the Merger — Treatment of Equity Awards — 2019 Equity Grants. ”

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving the Company. In connection with the proposed merger, the Company has filed the Proxy Statement with the SEC on November 13, 2018, and mailed the Proxy Statement and accompanying proxy card to the Company’s stockholders, and has filed and may file other relevant documents relating to the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT CAREFULLY, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, AS THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a copy of the Proxy Statement and the other documents filed by the Company free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.xogroupinc.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company Common Stock in respect of the proposed merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on April 9, 2018, and in other documents filed by the Company with the SEC, including the Current Report on Form 8-K filed with the SEC on June 1, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and may be contained in other relevant materials filed with the SEC in respect of the proposed transaction.

Forward-Looking Statements

This Form 8-K may contain projections or other forward-looking statements regarding future events or our future financial performance or estimates regarding third parties. These statements are only estimates or predictions and reflect our current beliefs and expectations. Actual events or results may differ materially from those contained in the estimates, projections or forward-looking statements. It is routine for internal projections and expectations to change as the quarter progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change prior to the end of the quarter. Although these expectations may change, we will not necessarily inform you if they do. Our policy is to provide expectations not more than once per quarter, and not to update that information until the next quarter. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation, (i) our operating results may fluctuate, are difficult to predict and could fall below expectations, (ii) our ability to accurately measure and monetize the level of offline store level traffic attributable to an online digital campaign conducted on our sites, (iii) our business depends on strong brands, and failing to maintain and enhance our brands would hurt our business, (iv) our ongoing investment in new businesses and new products, services, and technologies is inherently risky, and could disrupt our ongoing business and/or fail to generate the results we are expecting, (v) if we are unable to continue to develop solutions that generate revenue from advertising and other services delivered to mobile devices, our business could be harmed, (vi) our businesses could be negatively affected by changes in Internet search engine and app store search algorithms and email marketing policies, (vii) we face intense competition in our markets. If we do not continue to innovate and provide products and services that are useful to users, we may not remain competitive, and our revenue and results of operations could be adversely affected, (viii) our transactions business is dependent on third-party participants, whose lack of performance could adversely affect our results of operations, (ix) fraudulent or unlawful activities on our marketplace could harm our business and consumer confidence in our marketplace, (x) we may be subject to legal liability associated with providing online services or content, (xi) we may be unable to continue to use the domain names that we use in our business, or prevent third parties from acquiring and using domain names that infringe on, are similar to, or otherwise decrease the value of our brand or our trademarks or service marks, (xii) risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement, (xiii) the failure to obtain Company stockholder approval of the proposed transaction or required regulatory approvals or the failure to satisfy any of the other conditions to the completion of the proposed transaction, (xiv) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, vendors, advertisers, distributors, partners and others with whom it does business, or on its operating results and businesses generally, (xv) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction, (xvi) the ability to meet expectations regarding the timing and completion of the proposed transaction, (xvii) the potential impact of the consummation of the proposed transaction on the Company’s relationships, including with employees, customers, suppliers, vendors, advertisers, distributors, partners and competitors, and (xviii) other factors detailed in documents we file from time to time with the SEC. Forward-looking statements in this Form 8-K are made pursuant to the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO GROUP INC.

By:	/s/ Gillian Munson
Gillian Munson
Chief Financial Officer

Date: December 7, 2018